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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
                Pursuant to section 13 of 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 7, 2001


                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038


         Rhode Island                                      05-036-6090
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                         Identification No.)


                 475 Kilvert Street, Warwick, Rhode Island 02886
          (Address of principal executive offices, including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)


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Item 5.       Other Events

         The June 7, 2001 Press Release of the Registrant attached hereto as
EXHIBIT 99.1 is incorporated herein by reference.

Item 7 (c)    Exhibits

99.1     Press Release, dated June 7, 2001 of Network Six, Inc.

99.2     Agreement and Plan of Merger, dated June 6, 2001


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Network Six, Inc.
                            -----------------------
                                  (Registrant)

Date:  June 13, 2001          By: /s/ James J. Ferry
                                   James J. Ferry
                                   Vice President, Finance/Administration and
                                   Chief Financial Officer

Network Six, Inc.
Current Report on Form 8-K
Dated June 13, 2001


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Exhibit Index

Exhibit
   No.                     Exhibits

  99.1     Press Release, dated June 7, 2001 of Network Six, Inc.

  99.2     Agreement and Plan of Merger, dated June 6, 2001